Exhibit 10.33

AMENDMENT NO. 2 TO MANUFACTURING SERVICES AGREEMENT

SEPTEMBER 11, 2014

This Amendment No. 2 is intended to modify the MANUFACTURING SERVICES AGREEMENT dated March 12, 2010, as amended, (the “Agreement”) by and between OREXIGEN THERAPEUTICS, INC., a corporation existing under the laws of the State of Delaware (“Client”), and Patheon Pharmaceuticals Inc., a corporation existing under the laws of the State of Delaware, and Patheon Inc., a corporation existing under the laws of Canada (collectively, “Patheon”) effective as of October 6, 2014 (the “Amendment No. 2 Effective Date”). All capitalized terms used herein and not otherwise defined will have the meanings assigned to such terms in the Agreement.

The parties hereto, intending to be legally bound, agree to modify the Agreement as follows (the “Amendment No. 2”):

1.	Any capitalized term that is not defined in this Amendment No. 2 will have the meaning set forth in the Agreement.

2.	All references to “Confidentiality Agreement” in the Agreement shall mean that certain Amended and Restated Confidentiality Agreement between Patheon and Client dated as of September 11, 2014.

3.	The following new Section 9.3(k) shall be added to the Agreement:

“it will comply with all applicable laws throughout the term of this Agreement, including providing all required written certifications, representations, and disclosures. Specifically, Patheon represents and warrants that it will comply with applicable requirements of the following Federal Acquisition Regulation (“FAR”) clauses, which are hereby incorporated by reference and made a part of this Agreement as if fully set forth herein: (i) FAR 52.203-13, Contractor Code of Business Ethics and Conduct (Apr. 2010); (ii) FAR 52.219-8, Utilization of Small Business Concerns (Dec. 2010) (15 U.S.C. § 637(d)(2) and (3)); (iii) FAR 52.222-26, Equal Opportunity (Mar. 2007) (Executive Order 11246); (iv) FAR 52.222-35, Equal Opportunity for Veterans (Sep. 2010) (38 U.S.C. § 4212); (v) FAR 52.222-36, Affirmative Action for Workers with Disabilities (Oct. 2010) (29 U.S.C. § 793); (vi) FAR 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec. 2010) (E.O. 13496); (vii) FAR 52.222-50 Combating Trafficking in Persons (Feb. 2009) (22 U.S.C. 7104(g)) and (viii) FAR 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006). For greater clarity, subparagraphs (iii), (iv), (v) and (vi) shall not be applicable to Patheon Inc. BY ACCEPTANCE OF THIS AGREEMENT, PATHEON HEREBY CERTIFIES THAT NEITHER PATHEON NOR ANY OF PATHEON’S PRINCIPALS IS PRESENTLY DEBARRED, SUSPENDED, PROPOSED FOR DEBARMENT, DECLARED INELIGIBLE OR VOLUNTARILY EXCLUDED FOR THE AWARD OF CONTRACTS BY ANY U.S. FEDERAL AGENCY.

4.

Except for the matters set forth in this Amendment No. 2, all other terms of the Agreement will remain unchanged and will continue in full force and effect. If there is any conflict between the terms of the Agreement and this Amendment No. 2, the terms of this Amendment No. 2 will govern.

5.

The Agreement and this Amendment No. 2 represent the complete and entire understanding between the parties regarding the subject matter hereof and supersede all prior or contemporaneous negotiations, representations or agreements, either written or oral, regarding this subject matter. The Agreement and this Amendment No. 2 cannot be modified or amended except in a writing signed by an appropriate officer of each of the parties hereto.

6.

This Amendment No. 2 will be construed and enforced in accordance with the laws of the State of New York, excluding its conflicts of law provisions, and the laws of the United States of America applicable therein and subject to the exclusive jurisdiction of the courts thereof. The UN Convention on Contracts for the International Sale of Goods will not apply to this Amendment No. 2.

7.

This Amendment No. 2 may be executed in multiple counterparts, each of which will be deemed an original, but both of which together will constitute one and the same instrument. A facsimile, PDF or any other type of copy of an executed version of this Agreement signed by a Party is binding upon the signing party to the same extent as the original of the signed Agreement, and may be delivered electronically.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 2 as of the Amendment No. 2 Effective Date.

PATHEON PHARMACEUTICALS INC.

By:	/s/ Francis P. McCune
Name:	Francis P. McCune
Title:	Secretary

PATHEON INC.

By:	/s/ Michael Fournier
Name:	Michael Fournier
Title:	VP Commercial Operations

OREXIGEN THERAPEUTICS, INC.

By:	/s/ Philip Roberts
Name:	Philip Roberts
Title:	V.P. Tech Ops

OREXIGEN THERAPEUTICS, INC.

By:	/s/ Joseph Hagan
Name:	Joseph Hagan
Title:	CBO

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